EXHIBIT 4.1



                             FIXED RATE SENIOR NOTE

REGISTERED                                                       REGISTERED
No. FXR                                                          U.S. $
                                                                 CUSIP:

     Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                                 MORGAN STANLEY
                   SENIOR GLOBAL MEDIUM-TERM NOTES, SERIES C
                                  (Fixed Rate)

                         STOCK PARTICIPATION ACCRETING
                 REDEMPTION QUARTERLY-PAY SECURITIES ("SPARQS")

                         8% SPARQS DUE OCTOBER 30, 2004
                            MANDATORILY EXCHANGEABLE
                         FOR SHARES OF COMMON STOCK OF
                               NVIDIA CORPORATION

----------------------------------------------------------------------------------------------------------------------------
ORIGINAL ISSUE DATE:        INITIAL REDEMPTION                 INTEREST RATE:    %              MATURITY DATE:
                                DATE: See "Morgan                  per annum (equivalent            See "Maturity Date"
                                Stanley Call Right"                to $      per annum per          below.
                                below.                             SPARQS)
----------------------------------------------------------------------------------------------------------------------------
INTEREST ACCRUAL            INITIAL REDEMPTION                 INTEREST PAYMENT                 OPTIONAL
    DATE:                       PERCENTAGE: See                    DATES:                           REPAYMENT
                                "Morgan Stanley Call                                                DATE(S):  N/A
                                Right" and "Call Price"
                                below.
----------------------------------------------------------------------------------------------------------------------------
SPECIFIED CURRENCY:         ANNUAL REDEMPTION                  INTEREST PAYMENT                 APPLICABILITY OF
    U.S. dollars                PERCENTAGE                         PERIOD: Quarterly                MODIFIED
                                REDUCTION: N/A                                                      PAYMENT UPON
                                                                                                    ACCELERATION: See
                                                                                                    "Alternate Exchange
                                                                                                    Calculation in Case of
                                                                                                    an Event of Default"
                                                                                                    below.
----------------------------------------------------------------------------------------------------------------------------
IF SPECIFIED                REDEMPTION NOTICE                  APPLICABILITY OF                 If yes, state Issue Price:
    CURRENCY OTHER              PERIOD: At least 10                ANNUAL INTEREST                  N/A
    THAN U.S. DOLLARS,          days but no more than              PAYMENTS: N/A
    OPTION TO ELECT             30 days.  See "Morgan
    PAYMENT IN U.S.             Stanley Call Right" and
    DOLLARS: N/A                "Morgan Stanley Notice
                                Date" below.
----------------------------------------------------------------------------------------------------------------------------
EXCHANGE RATE               TAX REDEMPTION                                                      ORIGINAL YIELD TO
    AGENT: N/A                  AND PAYMENT OF                                                      MATURITY: N/A
                                ADDITIONAL
                                AMOUNTS: N/A
----------------------------------------------------------------------------------------------------------------------------
OTHER PROVISIONS:           If yes, state Initial Offering
    See below               Date: N/A
----------------------------------------------------------------------------------------------------------------------------

Issue Price...........................  $       per each $       principal
                                        amount of this SPARQS

Maturity Date.........................  October 30, 2004, subject to acceleration as described below in
                                        "Price Event Acceleration" and
                                        "Alternate Exchange Calculation in Case
                                        of an Event of Default,"
                                        and subject to extension if the Final
                                        Call Notice Date is postponed in
                                        accordance with the following
                                        paragraph.

                                        If the Final Call Notice Date is
                                        postponed because it is not a Trading
                                        Day or due to a Market Disruption Event
                                        or otherwise and the Issuer exercises
                                        the Morgan Stanley Call Right, the
                                        Maturity Date shall be postponed so
                                        that the Maturity Date will be the
                                        tenth calendar day following the Final
                                        Call Notice Date. See "Final Call
                                        Notice Date" below.

                                        In the event that the Final Call Notice
                                        Date is postponed because it is not a
                                        Trading Day or due to a Market
                                        Disruption Event or otherwise, the
                                        Issuer shall give notice of such
                                        postponement as promptly as possible,
                                        and in no case later than two Business
                                        Days following the scheduled Final Call
                                        Notice Date, (i) to the holder of this
                                        SPARQS by mailing notice of such
                                        postponement by first class mail,
                                        postage prepaid, to the holder's last
                                        address as it shall appear upon the
                                        registry books, (ii) to the Trustee by
                                        telephone or facsimile confirmed by
                                        mailing such notice to the Trustee by
                                        first class mail, postage prepaid, at
                                        its New York office and (iii) to The
                                        Depository Trust Company (the
                                        "Depositary") by telephone or facsimile
                                        confirmed by mailing such notice to the
                                        Depositary by first class mail, postage
                                        prepaid. Any notice that is mailed in
                                        the manner herein provided shall be
                                        conclusively presumed to have been duly
                                        given, whether or not the holder of
                                        this SPARQS receives the notice. Notice
                                        of the date to which the Maturity Date
                                        has been rescheduled as a result of
                                        postponement of the Final Call Notice
                                        Date, if applicable, shall be included
                                        in the Issuer's notice of exercise of
                                        the Morgan Stanley Call Right.

Record Date...........................  Notwithstanding the definition of
                                        "Record Date" on page 18 hereof, the
                                        Record Date for each Interest Payment
                                        Date, including the Interest Payment
                                        Date scheduled to occur on the Maturity
                                        Date, shall be the date 5 calendar days
                                        prior to such Interest Payment Date,
                                        whether or not that date is a Business
                                        Day; provided, however, that in the
                                        event that the Issuer exercises the
                                        Morgan Stanley Call Right, no Interest
                                        Payment Date shall occur after the
                                        Morgan Stanley Notice Date, except for
                                        any Interest Payment Date for which the
                                        Morgan Stanley Notice Date falls on or
                                        after the "ex-interest" date for the
                                        related interest payment, in which case
                                        the related interest
                                        payment shall be made on such Interest
                                        Payment Date; and provided, further,
                                        that accrued but unpaid interest
                                        payable on the Call Date, if any, shall
                                        be payable to the person to whom the
                                        Call Price is payable. The "ex-
                                        interest" date for any interest payment
                                        is the date on which purchase
                                        transactions in the SPARQS no longer
                                        carry the right to receive such
                                        interest payment.

                                        In the event that the Issuer exercises
                                        the Morgan Stanley Call Right and the
                                        Morgan Stanley Notice Date falls before
                                        the "ex-interest" date for an interest
                                        payment, so that as a result a
                                        scheduled Interest Payment Date will
                                        not occur, the Issuer shall cause the
                                        Calculation Agent to give notice to the
                                        Trustee and to the Depositary, in each
                                        case in the manner and at the time
                                        described in the second and third
                                        paragraphs under "Morgan Stanley Call
                                        Right" below, that no Interest Payment
                                        Date will occur after such Morgan
                                        Stanley Notice Date.

Denominations.........................  $       and integral multiples thereof

Morgan Stanley Call Right.............  On any scheduled Trading Day on or
                                        after March    , 2004 or on the Maturity
                                        Date (including the Maturity Date as it
                                        may be extended and regardless of
                                        whether the Maturity Date is a Trading
                                        Day), the Issuer may call the SPARQS,
                                        in whole but not in part, for mandatory
                                        exchange for the Call Price paid in
                                        cash (together with accrued but unpaid
                                        interest) on the Call Date.

                                        On the Morgan Stanley Notice Date, the
                                        Issuer shall give notice of the
                                        Issuer's exercise of the Morgan Stanley
                                        Call Right (i) to the holder of this
                                        SPARQS by mailing notice of such
                                        exercise, specifying the Call Date on
                                        which the Issuer shall effect such
                                        exchange, by first class mail, postage
                                        prepaid, to the holder's last address
                                        as it shall appear upon the registry
                                        books, (ii) to the Trustee by telephone
                                        or facsimile confirmed by mailing such
                                        notice to the Trustee by first class
                                        mail, postage prepaid, at its New York
                                        office and (iii) to the Depositary in
                                        accordance with the applicable
                                        procedures set forth in the Letter of
                                        Representations related to this SPARQS.
                                        Any notice which is mailed in the
                                        manner herein provided shall be
                                        conclusively presumed to have been duly
                                        given, whether or not the holder of
                                        this SPARQS receives the notice.
                                        Failure to give notice by mail or any
                                        defect in the notice to the holder of
                                        any SPARQS shall not affect the
                                        validity
                                        of the proceedings for the exercise of
                                        the Morgan Stanley Call Right with
                                        respect to any other SPARQS.

                                        The notice of the Issuer's exercise of
                                        the Morgan Stanley Call Right shall
                                        specify (i) the Call Date, (ii) the
                                        Call Price payable per SPARQS, (iii)
                                        the amount of accrued but unpaid
                                        interest payable per SPARQS on the Call
                                        Date, (iv) whether any subsequently
                                        scheduled Interest Payment Date shall
                                        no longer be an Interest Payment Date
                                        as a result of the exercise of the
                                        Morgan Stanley Call Right, (v) the
                                        place or places of payment of such Call
                                        Price, (vi) that such delivery will be
                                        made upon presentation and surrender of
                                        this SPARQS, (vii) that such exchange
                                        is pursuant to the Morgan Stanley Call
                                        Right and (viii) if applicable, the
                                        date to which the Maturity Date has
                                        been extended due to a Market
                                        Disruption Event as described under
                                        "Maturity Date" above.

                                        The notice of the Issuer's exercise of
                                        the Morgan Stanley Call Right shall be
                                        given by the Issuer or, at the Issuer's
                                        request, by the Trustee in the name and
                                        at the expense of the Issuer.

                                        If this SPARQS is so called for
                                        mandatory exchange by the Issuer, then
                                        the cash Call Price and any accrued but
                                        unpaid interest on this SPARQS to be
                                        delivered to the holder of this SPARQS
                                        shall be delivered on the Call Date
                                        fixed by the Issuer and set forth in
                                        its notice of its exercise of the
                                        Morgan Stanley Call Right, upon
                                        delivery of this SPARQS to the Trustee.
                                        The Issuer shall, or shall cause the
                                        Calculation Agent to, deliver such cash
                                        to the Trustee for delivery to the
                                        holder of this SPARQS.

                                        If this SPARQS is not surrendered for
                                        exchange on the Call Date, it shall be
                                        deemed to be no longer Outstanding
                                        under, and as defined in, the Senior
                                        Indenture after the Call Date, except
                                        with respect to the holder's right to
                                        receive cash due in connection with the
                                        Morgan Stanley Call Right.

Morgan Stanley Notice Date............  The scheduled Trading Day on which the
                                        Issuer issues its notice of mandatory
                                        exchange, which must be at least 10 but
                                        not more than 30 days prior to the Call
                                        Date.

Final Call Notice Date................  October 20, 2004; provided that if
                                        October 20, 2004 is not a Trading Day
                                        or if a Market Disruption Event occurs
                                        on such day, the Final Call Notice Date
                                        will be the immediately succeeding
                                        Trading Day on which no Market
                                        Disruption Event occurs.

Call Date.............................  The day specified in the Issuer's notice of mandatory exchange, on which
                                        the Issuer shall deliver cash to the
                                        holder of this SPARQS, for mandatory
                                        exchange, which day may be any
                                        scheduled Trading Day on or after March
                                            , 2004 or the Maturity Date
                                        (including the Maturity Date as it may
                                        be extended and regardless of whether
                                        the Maturity Date is a scheduled
                                        Trading Day). See "Maturity Date"
                                        above.

Call Price............................  The Call Price with respect to any Call
                                        Date is an amount of cash per each
                                        $         principal amount of this
                                        SPARQS, as calculated by the
                                        Calculation Agent, such that the sum of
                                        the present values of all cash flows on
                                        each $         principal amount of this
                                        SPARQS to and including the Call Date
                                        (i.e., the Call Price and all of the
                                        interest payments on each SPARQS),
                                        discounted to the Original Issue Date
                                        from the applicable payment date at the
                                        Yield to Call rate of     % per annum
                                        computed on the basis of a 360-day year
                                        of twelve 30-day months, equals the
                                        Issue Price, as determined by the
                                        Calculation Agent.

Exchange at Maturity..................  At maturity, subject to a prior call of this SPARQS for cash in an amount equal
                                        to the Call Price by the Issuer as
                                        described under "Morgan Stanley Call
                                        Right" above or any acceleration of the
                                        SPARQS, upon delivery of this SPARQS to
                                        the Trustee, each $         principal
                                        amount of this SPARQS shall be applied
                                        by the Issuer as payment for a number
                                        of shares of the common stock of NVIDIA
                                        Corporation ("NVIDIA Stock") at the
                                        Exchange Ratio, and the Issuer shall
                                        deliver with respect to each $
                                        principal amount of this SPARQS an
                                        amount of NVIDIA Stock equal to the
                                        Exchange Ratio.

                                        The amount of NVIDIA Stock to be
                                        delivered at maturity shall be subject
                                        to any applicable adjustments (i) to
                                        the Exchange Ratio (including, as
                                        applicable, any New Stock Exchange
                                        Ratio or any Basket Stock Exchange
                                        Ratio, each as defined in paragraph 5
                                        under "Antidilution Adjustments" below)
                                        and (ii) in the Exchange Property, as
                                        defined in paragraph 5 under
                                        "Antidilution Adjustments" below, to be
                                        delivered instead of, or in addition
                                        to, such NVIDIA Stock as a result of
                                        any corporate event described under
                                        "Antidilution

                                        Adjustments" below, in each case,
                                        required to be made through the close
                                        of business on the third Trading Day
                                        prior to maturity.

                                        The Issuer shall, or shall cause the
                                        Calculation Agent to, provide written
                                        notice to the Trustee at its New York
                                        Office and to the Depositary, on which
                                        notice the Trustee and Depositary may
                                        conclusively rely, on or prior to 10:30
                                        a.m. on the Trading Day immediately
                                        prior to maturity of this SPARQS (but
                                        if such Trading Day is not a Business
                                        Day, prior to the close of business on
                                        the Business Day preceding maturity of
                                        this SPARQS), of the amount of NVIDIA
                                        Stock (or the amount of Exchange
                                        Property) or cash to be delivered with
                                        respect to each $         principal
                                        amount of this SPARQS and of the amount
                                        of any cash to be paid in lieu of any
                                        fractional share of NVIDIA Stock (or of
                                        any other securities included in
                                        Exchange Property, if applicable);
                                        provided that if the maturity date of
                                        this SPARQS is accelerated (x) because
                                        of a Price Event Acceleration (as
                                        described under "Price Event
                                        Acceleration" below) or (y) because of
                                        an Event of Default Acceleration (as
                                        defined under "Alternate Exchange
                                        Calculation in Case of an Event of
                                        Default" below), the Issuer shall give
                                        notice of such acceleration as promptly
                                        as possible, and in no case later than
                                        (A) in the case of an Event of Default
                                        Acceleration, two Trading Days
                                        following such deemed maturity date or
                                        (B) in the case of a Price Event
                                        Acceleration, 10:30 a.m. on the Trading
                                        Day immediately prior to the date of
                                        acceleration (as defined under "Price
                                        Event Acceleration" below), (i) to the
                                        holder of this SPARQS by mailing notice
                                        of such acceleration by first class
                                        mail, postage prepaid, to the holder's
                                        last address as it shall appear upon
                                        the registry books, (ii) to the Trustee
                                        by telephone or facsimile confirmed by
                                        mailing such notice to the Trustee by
                                        first class mail, postage prepaid, at
                                        its New York office and (iii) to the
                                        Depositary by telephone or facsimile
                                        confirmed by mailing such notice to the
                                        Depositary by first class mail, postage
                                        prepaid. Any notice that is mailed in
                                        the manner herein provided shall be
                                        conclusively presumed to have been duly
                                        given, whether or not the holder of
                                        this SPARQS receives the notice. If the
                                        maturity of this SPARQS is accelerated,
                                        no interest on the amounts payable with
                                        respect to this SPARQS shall accrue for
                                        the period from and after such
                                        accelerated maturity date; provided
                                        that the Issuer has deposited with the
                                        Trustee the NVIDIA Stock, the Exchange
                                        Property or any cash due
                                        with respect to such acceleration by
                                        such accelerated maturity date.

                                        The Issuer shall, or shall cause the
                                        Calculation Agent to, deliver any such
                                        shares of NVIDIA Stock (or any Exchange
                                        Property) and cash in respect of
                                        interest and any fractional share of
                                        NVIDIA Stock (or any Exchange Property)
                                        and cash otherwise due upon any
                                        acceleration described above to the
                                        Trustee for delivery to the holder of
                                        this Note. References to payment "per
                                        SPARQS" refer to each $
                                        principal amount of this SPARQS.

                                        If this SPARQS is not surrendered for
                                        exchange at maturity, it shall be
                                        deemed to be no longer Outstanding
                                        under, and as defined in, the Senior
                                        Indenture, except with respect to the
                                        holder's right to receive the NVIDIA
                                        Stock (and, if applicable, any Exchange
                                        Property) and any cash in respect of
                                        interest and any fractional share of
                                        NVIDIA Stock (or any Exchange Property)
                                        and any other cash due at maturity as
                                        described in the preceding paragraph
                                        under this heading.

Price Event Acceleration..............  If on any two consecutive Trading Days during the period prior to and ending
                                        on the third Business Day immediately
                                        preceding the Maturity Date, the
                                        product of the Market Price per share
                                        of NVIDIA Stock and the Exchange Ratio
                                        is less than $2.00, the Maturity Date
                                        of this SPARQS shall be deemed to be
                                        accelerated to the third Business Day
                                        immediately following such second
                                        Trading Day (the "date of
                                        acceleration"). Upon such acceleration,
                                        the holder of each $         principal
                                        amount of this SPARQS shall receive per
                                        SPARQS on the date of acceleration:

                                            (i) a number of shares of NVIDIA
                                            Stock at the then current Exchange
                                            Ratio;

                                            (ii) accrued but unpaid interest on
                                            each $         principal amount of
                                            this SPARQS to but excluding the
                                            date of acceleration; and

                                            (iii) an amount of cash as
                                            determined by the Calculation Agent
                                            equal to the sum of the present
                                            values of the remaining scheduled
                                            payments of interest on each
                                            $         principal amount of this
                                            SPARQS (excluding the amounts
                                            included in clause (ii) above)
                                            discounted to the date of
                                            acceleration. The
                                            present value of each remaining
                                            scheduled payment will be based on
                                            the comparable yield that the
                                            Issuer would pay on a non-interest
                                            bearing, senior unsecured debt
                                            obligation of the Issuer having a
                                            maturity equal to the term of each
                                            such remaining scheduled payment,
                                            as determined by the Calculation
                                            Agent.

No Fractional Shares..................  Upon delivery of this SPARQS to the
                                        Trustee at maturity, the Issuer shall
                                        deliver the aggregate number of shares
                                        of NVIDIA Stock due with respect to
                                        this SPARQS, as described above, but
                                        the Issuer shall pay cash in lieu of
                                        delivering any fractional share of
                                        NVIDIA Stock in an amount equal to the
                                        corresponding fractional Market Price
                                        of such fraction of a share of NVIDIA
                                        Stock as determined by the Calculation
                                        Agent as of the second scheduled
                                        Trading Day prior to maturity of this
                                        SPARQS.

Exchange Ratio........................  1.0, subject to adjustment for corporate events relating to NVIDIA
                                        Corporation ("NVIDIA") described under
                                        "Antidilution Adjustments" below.

Market Price..........................  If NVIDIA Stock (or any other security for which a Market Price must be
                                        determined) is listed on a national
                                        securities exchange, is a security of
                                        the Nasdaq National Market or is
                                        included in the OTC Bulletin Board
                                        Service ("OTC Bulletin Board") operated
                                        by the National Association of
                                        Securities Dealers, Inc. (the "NASD"),
                                        the Market Price for one share of
                                        NVIDIA Stock (or one unit of any such
                                        other security) on any Trading Day
                                        means (i) the last reported sale price,
                                        regular way, of the principal trading
                                        session on such day on the principal
                                        United States securities exchange
                                        registered under the Securities
                                        Exchange Act of 1934, as amended (the
                                        "Exchange Act"), on which NVIDIA Stock
                                        is listed or admitted to trading (which
                                        may be the Nasdaq National Market if it
                                        is then a national securities exchange)
                                        or (ii) if not listed or admitted to
                                        trading on any such securities exchange
                                        or if such last reported sale price is
                                        not obtainable (even if NVIDIA Stock is
                                        listed or admitted to trading on such
                                        securities exchange), the last reported
                                        sale price of the principal trading
                                        session on the over-the-counter market
                                        as reported on the Nasdaq National
                                        Market (if it is not then a national
                                        securities exchange) or OTC Bulletin
                                        Board on such day. If the last reported
                                        sale price of the principal trading
                                        session is not available pursuant to
                                        clause (i) or (ii) of the preceding
                                        sentence because of a Market Disruption
                                        Event or otherwise, the Market Price
                                        for any Trading Day shall be the mean,
                                        as determined by the Calculation Agent,
                                        of the bid prices for NVIDIA Stock
                                        obtained from as many dealers in such
                                        security, but not exceeding three, as
                                        will make such bid prices available to
                                        the Calculation Agent. Bids of Morgan
                                        Stanley & Co. Incorporated ("MS & Co.")
                                        or any of its affiliates may be
                                        included in the calculation of such
                                        mean, but only to the extent that any
                                        such bid is the highest of the bids
                                        obtained. A "security of the Nasdaq
                                        National Market" shall include a
                                        security included in any successor to
                                        such system, and the term "OTC Bulletin
                                        Board Service" shall include any
                                        successor service thereto.

Trading Day...........................  A day, as determined by the Calculation
                                        Agent, on which trading is generally
                                        conducted on the New York Stock
                                        Exchange, Inc. ("NYSE"), the American
                                        Stock Exchange LLC, the Nasdaq National
                                        Market, the Chicago Mercantile Exchange
                                        and the Chicago Board of Options
                                        Exchange and in the over-the-counter
                                        market for equity securities in the
                                        United States.

Calculation Agent.....................  MS & Co. and its successors.

                                        All calculations with respect to the
                                        Exchange Ratio and Call Price for the
                                        SPARQS shall be rounded to the nearest
                                        one hundred-thousandth, with five
                                        one-millionths rounded upward (e.g.,
                                        .876545 would be rounded to .87655);
                                        all dollar amounts related to the Call
                                        Price resulting from such calculations
                                        shall be rounded to the nearest ten-
                                        thousandth, with five one
                                        hundred-thousandths rounded upward
                                        (e.g., .76545 would be rounded to
                                        .7655); and all dollar amounts paid
                                        with respect to the Call Price on the
                                        aggregate number of SPARQS shall be
                                        rounded to the nearest cent, with
                                        one-half cent rounded upward.

                                        All determinations made by the
                                        Calculation Agent shall be at the sole
                                        discretion of the Calculation Agent and
                                        shall, in the absence of manifest
                                        error, be conclusive for all purposes
                                        and binding on the holder of this
                                        SPARQS and the Issuer.

Antidilution Adjustments..............  The Exchange Ratio shall be adjusted as follows:

                                           1. If NVIDIA Stock is subject to a
                                        stock split or reverse stock split,
                                        then once such split has become
                                        effective, the Exchange Ratio shall be
                                        adjusted to equal the product of the
                                        prior Exchange Ratio and the number
                                        of shares issued in such stock split or
                                        reverse stock split with respect to one
                                        share of NVIDIA Stock.

                                           2. If NVIDIA Stock is subject (i) to
                                        a stock dividend (issuance of
                                        additional shares of NVIDIA Stock) that
                                        is given ratably to all holders of
                                        shares of NVIDIA Stock or (ii) to a
                                        distribution of NVIDIA Stock as a
                                        result of the triggering of any
                                        provision of the corporate charter of
                                        NVIDIA, then once the dividend has
                                        become effective and NVIDIA Stock is
                                        trading ex-dividend, the Exchange Ratio
                                        shall be adjusted so that the new
                                        Exchange Ratio shall equal the prior
                                        Exchange Ratio plus the product of (i)
                                        the number of shares issued with
                                        respect to one share of NVIDIA Stock
                                        and (ii) the prior Exchange Ratio.

                                           3. If NVIDIA issues rights or
                                        warrants to all holders of NVIDIA Stock
                                        to subscribe for or purchase NVIDIA
                                        Stock at an exercise price per share
                                        less than the Market Price of NVIDIA
                                        Stock on both (i) the date the exercise
                                        price of such rights or warrants is
                                        determined and (ii) the expiration date
                                        of such rights or warrants, and if the
                                        expiration date of such rights or
                                        warrants precedes the maturity of this
                                        SPARQS, then the Exchange Ratio shall
                                        be adjusted to equal the product of the
                                        prior Exchange Ratio and a fraction,
                                        the numerator of which shall be the
                                        number of shares of NVIDIA Stock
                                        outstanding immediately prior to the
                                        issuance of such rights or warrants
                                        plus the number of additional shares of
                                        NVIDIA Stock offered for subscription
                                        or purchase pursuant to such rights or
                                        warrants and the denominator of which
                                        shall be the number of shares of NVIDIA
                                        Stock outstanding immediately prior to
                                        the issuance of such rights or warrants
                                        plus the number of additional shares of
                                        NVIDIA Stock which the aggregate
                                        offering price of the total number of
                                        shares of NVIDIA Stock so offered for
                                        subscription or purchase pursuant to
                                        such rights or warrants would purchase
                                        at the Market Price on the expiration
                                        date of such rights or warrants, which
                                        shall be determined by multiplying such
                                        total number of shares offered by the
                                        exercise price of such rights or
                                        warrants and dividing the product so
                                        obtained by such Market Price.

                                           4. There shall be no adjustments to
                                        the Exchange Ratio to reflect cash
                                        dividends or other distributions paid
                                        with respect to NVIDIA Stock other than
                                        distributions described in paragraph 2,
                                        paragraph 3 and clauses (i), (iv)
                                        and (v) of the first sentence of
                                        paragraph 5 and Extraordinary
                                        Dividends. "Extraordinary Dividend"
                                        means each of (a) the full amount per
                                        share of NVIDIA Stock of any cash
                                        dividend or special dividend or
                                        distribution that is identified by
                                        NVIDIA as an extraordinary or special
                                        dividend or distribution, (b) the
                                        excess of any cash dividend or other
                                        cash distribution (that is not
                                        otherwise identified by NVIDIA as an
                                        extraordinary or special dividend or
                                        distribution) distributed per share of
                                        NVIDIA Stock over the immediately
                                        preceding cash dividend or other cash
                                        distribution, if any, per share of
                                        NVIDIA Stock that did not include an
                                        Extraordinary Dividend (as adjusted for
                                        any subsequent corporate event
                                        requiring an adjustment hereunder, such
                                        as a stock split or reverse stock
                                        split) if such excess portion of the
                                        dividend or distribution is more than
                                        5% of the Market Price of NVIDIA Stock
                                        on the Trading Day preceding the
                                        "ex-dividend date" (that is, the day on
                                        and after which transactions in NVIDIA
                                        Stock on an organized securities
                                        exchange or trading system no longer
                                        carry the right to receive that cash
                                        dividend or other cash distribution)
                                        for the payment of such cash dividend
                                        or other cash distribution (such Market
                                        Price, the "Base Market Price") and (c)
                                        the full cash value of any non-cash
                                        dividend or distribution per share of
                                        NVIDIA Stock (excluding Marketable
                                        Securities, as defined in paragraph 5
                                        below). Subject to the following
                                        sentence, if any cash dividend or
                                        distribution of such other property
                                        with respect to NVIDIA Stock includes
                                        an Extraordinary Dividend, the Exchange
                                        Ratio with respect to NVIDIA Stock
                                        shall be adjusted on the ex-dividend
                                        date so that the new Exchange Ratio
                                        shall equal the product of (i) the
                                        prior Exchange Ratio and (ii) a
                                        fraction, the numerator of which is the
                                        Base Market Price, and the denominator
                                        of which is the amount by which the
                                        Base Market Price exceeds the
                                        Extraordinary Dividend. If any
                                        Extraordinary Dividend is at least 35%
                                        of the Base Market Price, then, instead
                                        of adjusting the Exchange Ratio, the
                                        amount payable upon exchange at
                                        maturity shall be determined as
                                        described in paragraph 5 below, and the
                                        Extraordinary Dividend shall be
                                        allocated to Reference Basket Stocks in
                                        accordance with the procedures for a
                                        Reference Basket Event as described in
                                        clause 3(b) of paragraph 5 below. The
                                        value of the non-cash component of an
                                        Extraordinary Dividend shall be
                                        determined on the ex-dividend date for
                                        such distribution by the Calculation
                                        Agent, whose
                                        determination shall be conclusive in
                                        the absence of manifest error. A
                                        distribution on NVIDIA Stock described
                                        in clause (i), (iv) or (v) of the first
                                        sentence of paragraph 5 below shall
                                        cause an adjustment to the Exchange
                                        Ratio pursuant only to clause (i), (iv)
                                        or (v) of the first sentence of
                                        paragraph 5, as applicable.

                                           5. Any of the following shall
                                        constitute a Reorganization Event: (i)
                                        NVIDIA Stock is reclassified or
                                        changed, including, without limitation,
                                        as a result of the issuance of any
                                        tracking stock by NVIDIA, (ii) NVIDIA
                                        has been subject to any merger,
                                        combination or consolidation and is not
                                        the surviving entity, (iii) NVIDIA
                                        completes a statutory exchange of
                                        securities with another corporation
                                        (other than pursuant to clause (ii)
                                        above), (iv) NVIDIA is liquidated, (v)
                                        NVIDIA issues to all of its
                                        shareholders equity securities of an
                                        issuer other than NVIDIA (other than in
                                        a transaction described in clause (ii),
                                        (iii) or (iv) above) (a "spinoff
                                        stock") or (vi) NVIDIA Stock is the
                                        subject of a tender or exchange offer
                                        or going private transaction on all of
                                        the outstanding shares. If any
                                        Reorganization Event occurs, in each
                                        case as a result of which the holders
                                        of NVIDIA Stock receive any equity
                                        security listed on a national
                                        securities exchange or traded on The
                                        Nasdaq National Market (a "Marketable
                                        Security"), other securities or other
                                        property, assets or cash (collectively
                                        "Exchange Property"), the amount
                                        payable upon exchange at maturity with
                                        respect to each $         principal
                                        amount of this SPARQS following the
                                        effective date for such Reorganization
                                        Event (or, if applicable, in the case
                                        of spinoff stock, the ex-dividend date
                                        for the distribution of such spinoff
                                        stock) shall be determined in
                                        accordance with the following:

                                        (1) if NVIDIA Stock continues to be
                                        outstanding, NVIDIA Stock (if
                                        applicable, as reclassified upon the
                                        issuance of any tracking stock) at the
                                        Exchange Ratio in effect on the third
                                        Trading Day prior to the scheduled
                                        Maturity Date (taking into account any
                                        adjustments for any distributions
                                        described under clause (3)(a) below);
                                        and

                                        (2) for each Marketable Security
                                        received in such Reorganization Event
                                        (each a "New Stock"), including the
                                        issuance of any tracking stock or
                                        spinoff stock or the receipt of any
                                        stock received in exchange for NVIDIA
                                        Stock where NVIDIA is not the surviving
                                        entity, the
                                        number of shares of the New Stock
                                        received with respect to one share of
                                        NVIDIA Stock multiplied by the Exchange
                                        Ratio for NVIDIA Stock on the Trading
                                        Day immediately prior to the effective
                                        date of the Reorganization Event (the
                                        "New Stock Exchange Ratio"), as
                                        adjusted to the third Trading Day prior
                                        to the scheduled Maturity Date (taking
                                        into account any adjustments for
                                        distributions described under clause
                                        (3)(a) below); and

                                        (3) for any cash and any other property
                                        or securities other than Marketable
                                        Securities received in such
                                        Reorganization Event (the "Non-Stock
                                        Exchange Property"),

                                            (a) if the combined value of the
                                            amount of Non-Stock Exchange
                                            Property received per share of
                                            NVIDIA Stock, as determined by the
                                            Calculation Agent in its sole
                                            discretion on the effective date of
                                            such Reorganization Event (the
                                            "Non-Stock Exchange Property
                                            Value"), by holders of NVIDIA Stock
                                            is less than 25% of the Market
                                            Price of NVIDIA Stock on the
                                            Trading Day immediately prior to
                                            the effective date of such
                                            Reorganization Event, a number of
                                            shares of NVIDIA Stock, if
                                            applicable, and of any New Stock
                                            received in connection with such
                                            Reorganization Event, if
                                            applicable, in proportion to the
                                            relative Market Prices of NVIDIA
                                            Stock and any such New Stock, and
                                            with an aggregate value equal to
                                            the Non-Stock Exchange Property
                                            Value based on such Market Prices,
                                            in each case as determined by the
                                            Calculation Agent in its sole
                                            discretion on the effective date of
                                            such Reorganization Event; and the
                                            number of such shares of NVIDIA
                                            Stock or any New Stock determined
                                            in accordance with this clause
                                            (3)(a) shall be added at the time
                                            of such adjustment to the Exchange
                                            Ratio in subparagraph (1) above
                                            and/or the New Stock Exchange Ratio
                                            in subparagraph (2) above, as
                                            applicable, or

                                            (b) if the Non-Stock Exchange
                                            Property Value is equal to or
                                            exceeds 25% of the Market Price of
                                            NVIDIA Stock on the Trading Day
                                            immediately prior to the effective
                                            date relating to such
                                            Reorganization Event or, if NVIDIA
                                            Stock is surrendered exclusively
                                            for Non-Stock Exchange Property (in
                                            each case, a "Reference Basket
                                            Event"), an initially equal-dollar
                                            weighted basket of three Reference
                                            Basket Stocks (as
                                            defined below) with an aggregate
                                            value on the effective date of such
                                            Reorganization Event equal to the
                                            Non-Stock Exchange Property Value.
                                            The "Reference Basket Stocks" shall
                                            be the three stocks with the
                                            largest market capitalization among
                                            the stocks that then comprise the
                                            S&P 500 Index (or, if publication
                                            of such index is discontinued, any
                                            successor or substitute index
                                            selected by the Calculation Agent
                                            in its sole discretion) with the
                                            same primary Standard Industrial
                                            Classification Code ("SIC Code") as
                                            NVIDIA; provided, however, that a
                                            Reference Basket Stock shall not
                                            include any stock that is subject
                                            to a trading restriction under the
                                            trading restriction policies of
                                            Morgan Stanley or any of its
                                            affiliates that would materially
                                            limit the ability of Morgan Stanley
                                            or any of its affiliates to hedge
                                            the SPARQS with respect to such
                                            stock (a "Hedging Restriction");
                                            provided further that if three
                                            Reference Basket Stocks cannot be
                                            identified from the S&P 500 Index
                                            by primary SIC Code for which a
                                            Hedging Restriction does not exist,
                                            the remaining Reference Basket
                                            Stock(s) shall be selected by the
                                            Calculation Agent from the largest
                                            market capitalization stock(s)
                                            within the same Division and Major
                                            Group classification (as defined by
                                            the Office of Management and
                                            Budget) as the primary SIC Code for
                                            NVIDIA. Each Reference Basket Stock
                                            shall be assigned a Basket Stock
                                            Exchange Ratio equal to the number
                                            of shares of such Reference Basket
                                            Stock with a Market Price on the
                                            effective date of such
                                            Reorganization Event equal to the
                                            product of (a) the Non-Stock
                                            Exchange Property Value, (b) the
                                            Exchange Ratio in effect for NVIDIA
                                            Stock on the Trading Day
                                            immediately prior to the effective
                                            date of such Reorganization Event
                                            and (c) 0.3333333.

                                        Following the allocation of any
                                        Extraordinary Dividend to Reference
                                        Basket Stocks pursuant to paragraph 4
                                        above or any Reorganization Event
                                        described in this paragraph 5, the
                                        amount payable upon exchange at
                                        maturity with respect to each $
                                        principal amount of this SPARQS shall
                                        be the sum of:

                                            (i)   if applicable, NVIDIA Stock at
                                                  the Exchange Ratio then in
                                                  effect; and

                                            (ii)  if applicable, for each New
                                                  Stock, such New Stock at the
                                                  New Stock Exchange Ratio then
                                                  in effect for such New Stock;
                                                  and

                                            (iii) if applicable, for each
                                                  Reference Basket Stock, such
                                                  Reference Basket Stock at the
                                                  Basket Stock Exchange Ratio
                                                  then in effect for such
                                                  Reference Basket Stock.

                                        In each case, the applicable Exchange
                                        Ratio (including for this purpose, any
                                        New Stock Exchange Ratio or Basket
                                        Stock Exchange Ratio) shall be
                                        determined by the Calculation Agent on
                                        the third Trading Day prior to the
                                        scheduled Maturity Date.

                                        For purposes of paragraph 5 above, in
                                        the case of a consummated tender or
                                        exchange offer or going-private
                                        transaction involving Exchange Property
                                        of a particular type, Exchange Property
                                        shall be deemed to include the amount
                                        of cash or other property paid by the
                                        offeror in the tender or exchange offer
                                        with respect to such Exchange Property
                                        (in an amount determined on the basis
                                        of the rate of exchange in such tender
                                        or exchange offer or going- private
                                        transaction). In the event of a tender
                                        or exchange offer or a going-private
                                        transaction with respect to Exchange
                                        Property in which an offeree may elect
                                        to receive cash or other property,
                                        Exchange Property shall be deemed to
                                        include the kind and amount of cash and
                                        other property received by offerees who
                                        elect to receive cash.

                                        Following the occurrence of any
                                        Reorganization Event referred to in
                                        paragraphs 4 or 5 above, (i) references
                                        to "NVIDIA Stock" under "No Fractional
                                        Shares," "Market Price" and "Market
                                        Disruption Event" shall be deemed to
                                        also refer to any New Stock or
                                        Reference Basket Stock, and (ii) all
                                        other references in this SPARQS to
                                        "NVIDIA Stock" shall be deemed to refer
                                        to the Exchange Property into which
                                        this SPARQS is thereafter exchangeable
                                        and references to a "share" or "shares"
                                        of NVIDIA Stock shall be deemed to
                                        refer to the applicable unit or units
                                        of such Exchange Property, including
                                        any New Stock or Reference Basket
                                        Stock, unless the context otherwise
                                        requires. The New Stock Exchange
                                        Ratio(s) or Basket Stock Exchange
                                        Ratios resulting from any
                                        Reorganization Event described in
                                        paragraph 5 above or similar adjustment
                                        under paragraph 4 above shall be
                                        subject to
                                        the adjustments set forth in paragraphs
                                        1 through 5 hereof.

                                        If a Reference Basket Event occurs, the
                                        Issuer shall, or shall cause the
                                        Calculation Agent to, provide written
                                        notice to the Trustee at its New York
                                        office, on which notice the Trustee may
                                        conclusively rely, and to DTC of the
                                        occurrence of such Reference Basket
                                        Event and of the three Reference Basket
                                        Stocks selected as promptly as possible
                                        and in no event later than five
                                        Business Days after the date of the
                                        Reference Basket Event.

                                        No adjustment to any Exchange Ratio
                                        (including for this purpose, any New
                                        Stock Exchange Ratio or Basket Stock
                                        Exchange Ratio) shall be required
                                        unless such adjustment would require a
                                        change of at least 0.1% in the Exchange
                                        Ratio then in effect. The Exchange
                                        Ratio resulting from any of the
                                        adjustments specified above will be
                                        rounded to the nearest one
                                        hundred-thousandth, with five one-
                                        millionths rounded upward. Adjustments
                                        to the Exchange Ratios will be made up
                                        to the close of business on the third
                                        Trading Day prior to the Maturity Date.

                                        No adjustments to the Exchange Ratio or
                                        method of calculating the Exchange
                                        Ratio shall be made other than those
                                        specified above. The adjustments
                                        specified above do not cover all events
                                        that could affect the Market Price of
                                        NVIDIA Stock, including, without
                                        limitation, a partial tender or
                                        exchange offer for NVIDIA Stock.

                                        The Calculation Agent shall be solely
                                        responsible for the determination and
                                        calculation of any adjustments to the
                                        Exchange Ratio, any New Stock Exchange
                                        Ratio or Basket Stock Exchange Ratio or
                                        method of calculating the Exchange
                                        Property Value and of any related
                                        determinations and calculations with
                                        respect to any distributions of stock,
                                        other securities or other property or
                                        assets (including cash) in connection
                                        with any corporate event described in
                                        paragraphs 1 through 5 above, and its
                                        determinations and calculations with
                                        respect thereto shall be conclusive in
                                        the absence of manifest error.

                                        The Calculation Agent shall provide
                                        information as to any adjustments to
                                        the Exchange Ratio or to the method of
                                        calculating the amount payable upon
                                        exchange at maturity of the SPARQS made
                                        pursuant to paragraphs 1 through

                                        5 above upon written request by any
                                        holder of this SPARQS.

Market Disruption Event...............  "Market Disruption Event" means, with respect to NVIDIA Stock:

                                            (i) a suspension, absence or
                                            material limitation of trading of
                                            NVIDIA Stock on the primary market
                                            for NVIDIA Stock for more than two
                                            hours of trading or during the
                                            one-half hour period preceding the
                                            close of the principal trading
                                            session in such market; or a
                                            breakdown or failure in the price
                                            and trade reporting systems of the
                                            primary market for NVIDIA Stock as
                                            a result of which the reported
                                            trading prices for NVIDIA Stock
                                            during the last one-half hour
                                            preceding the close of the
                                            principal trading session in such
                                            market are materially inaccurate;
                                            or the suspension, absence or
                                            material limitation of trading on
                                            the primary market for trading in
                                            options contracts related to NVIDIA
                                            Stock, if available, during the
                                            one- half hour period preceding the
                                            close of the principal trading
                                            session in the applicable market,
                                            in each case as determined by the
                                            Calculation Agent in its sole
                                            discretion; and

                                            (ii) a determination by the
                                            Calculation Agent in its sole
                                            discretion that any event described
                                            in clause (i) above materially
                                            interfered with the ability of the
                                            Issuer or any of its affiliates to
                                            unwind or adjust all or a material
                                            portion of the hedge with respect
                                            to the SPARQS due October 30, 2004,
                                            Mandatorily Exchangeable for Shares
                                            of Common Stock of NVIDIA
                                            Corporation.

                                        For purposes of determining whether a
                                        Market Disruption Event has occurred:
                                        (i) a limitation on the hours or number
                                        of days of trading shall not constitute
                                        a Market Disruption Event if it results
                                        from an announced change in the regular
                                        business hours of the relevant
                                        exchange, (ii) a decision to
                                        permanently discontinue trading in the
                                        relevant options contract shall not
                                        constitute a Market Disruption Event,
                                        (iii) limitations pursuant to NYSE Rule
                                        80A (or any applicable rule or
                                        regulation enacted or promulgated by
                                        the NYSE, any other self-regulatory
                                        organization or the Securities and
                                        Exchange Commission of scope similar to
                                        NYSE Rule 80A as determined by the
                                        Calculation Agent) on trading during
                                        significant market
                                        fluctuations shall constitute a
                                        suspension, absence or material
                                        limitation of trading, (iv) a
                                        suspension of trading in options
                                        contracts on NVIDIA Stock by the
                                        primary securities market trading in
                                        such options, if available, by reason
                                        of (a) a price change exceeding limits
                                        set by such securities exchange or
                                        market, (b) an imbalance of orders
                                        relating to such contracts or (c) a
                                        disparity in bid and ask quotes
                                        relating to such contracts shall
                                        constitute a suspension, absence or
                                        material limitation of trading in
                                        options contracts related to NVIDIA
                                        Stock and (v) a suspension, absence or
                                        material limitation of trading on the
                                        primary securities market on which
                                        options contracts related to NVIDIA
                                        Stock are traded shall not include any
                                        time when such securities market is
                                        itself closed for trading under
                                        ordinary circumstances.

Alternate Exchange Calculation
in Case of an Event of Default........  In case an event of default with respect to the SPARQS shall have
                                        occurred and be continuing, the amount
                                        declared due and payable per each
                                        $         principal amount of this
                                        SPARQS upon any acceleration of this
                                        SPARQS (an "Event of Default
                                        Acceleration") shall be determined by
                                        the Calculation Agent and shall be an
                                        amount in cash equal to the lesser of
                                        (i) the product of (x) the Market Price
                                        of NVIDIA Stock (and/or the value of
                                        any Exchange Property) as of the date
                                        of such acceleration and (y) the then
                                        current Exchange Ratio and (ii) the
                                        Call Price calculated as though the
                                        date of acceleration were the Call Date
                                        (but in no event less than the Call
                                        Price for the first Call Date), in each
                                        case plus accrued but unpaid interest
                                        to but excluding the date of
                                        acceleration; provided that if the
                                        Issuer has called the SPARQS in
                                        accordance with the Morgan Stanley Call
                                        Right, the amount declared due and
                                        payable upon any such acceleration
                                        shall be an amount in cash for each
                                        $         principal amount of this
                                        SPARQS equal to the Call Price for the
                                        Call Date specified in the Issuer's
                                        notice of mandatory exchange, plus
                                        accrued but unpaid interest to but
                                        excluding the date of acceleration.

Treatment of SPARQS for
United States Federal
Income Tax Purposes...................  The Issuer, by its sale of this SPARQS, and the holder of this SPARQS (and any
                                        successor holder of, or holder of a
                                        beneficial interest in, this SPARQS),
                                        by its respective purchase hereof,
                                        agree (in the absence of an
                                        administrative determination or
                                        judicial ruling to the
                                        contrary) to characterize each
                                        $         principal amount of this
                                        SPARQS for all tax purposes as an
                                        investment unit consisting of (A) a
                                        terminable contract (the "Terminable
                                        Forward Contract") that (i) requires
                                        the holder of this SPARQS (subject to
                                        the Morgan Stanley Call Right) to
                                        purchase, and the Issuer to sell, for
                                        an amount equal to $         (the
                                        "Forward Price"), NVIDIA Stock at
                                        maturity and (ii) allows the Issuer,
                                        upon exercise of the Morgan Stanley
                                        Call Right, to terminate the Terminable
                                        Forward Contract by returning to such
                                        holder the Deposit (as defined below)
                                        and paying to such holder an amount of
                                        cash equal to the difference between
                                        the Deposit and the Call Price and (B)
                                        a deposit with the Issuer of a fixed
                                        amount of cash, equal to the Issue
                                        Price per each $        principal amount
                                        of this SPARQS, to secure the holder's
                                        obligation to purchase NVIDIA Stock
                                        pursuant to the Terminable Forward
                                        Contract (the "Deposit"), which Deposit
                                        bears an annual yield of     % per
                                        annum.

     Morgan Stanley (formerly known as Morgan Stanley Dean Witter & Co.), a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assignees, the amount of NVIDIA Stock (or other Exchange Property), as determined in accordance with the provisions set forth under "Exchange at Maturity" above, due with respect to the principal sum of U.S.
$                     (UNITED STATES DOLLARS                             ) on
the Maturity Date specified above (except to the extent redeemed or repaid prior to maturity) and to pay interest thereon at the Interest Rate per annum specified above, from and including the Interest Accrual Date specified above until the principal hereof is paid or duly made available for payment weekly, monthly, quarterly, semiannually or annually in arrears as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing on the Interest Payment Date next succeeding the Interest Accrual Date specified above, and at maturity (or on any redemption or repayment date); provided, however, that if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that if this Note is subject to "Annual Interest Payments," interest payments shall be made annually in arrears and the term "Interest Payment Date" shall be deemed to mean the first day of March in each year.

     Interest on this Note will accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Interest Accrual Date, until, but excluding the date the principal hereof has been paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day (as defined below)) (each such date, a "Record Date"); provided, however, that interest payable at maturity (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable. As used herein, "Business Day" means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) if this Note is denominated in a Specified Currency other than U.S. dollars, euro or Australian dollars, in the principal financial center of the country of the Specified Currency, or (z) if this Note is denominated in Australian dollars, in Sydney and (b) if this Note is denominated in euro, that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET") is operating (a "TARGET Settlement Day").

     Payment of the principal of this Note, any premium and the interest due at maturity (or any redemption or repayment date), unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine, in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or on any date of redemption or repayment, will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest

Payment Date, the interest on which is payable in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

     If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of interest, principal or any premium with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing, with respect to payments of interest, on or prior to the fifth Business Day after the applicable Record Date and, with respect to payments of principal or any premium, at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be; provided that, if payment of interest, principal or any premium with regard to this Note is payable in euro, the account must be a euro account in a country for which the euro is the lawful currency, provided, further, that if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register; and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

     If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the fifth Business Day after such Record Date or at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date, for payments of interest, or at least ten days prior to the Maturity Date or any redemption or repayment date, for payments of principal, as the case may be.

     If the holder elects to receive all or a portion of payments of principal of and any premium and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse hereof) will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of U.S. dollars for the Specified Currency for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED:                                     MORGAN STANLEY


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

TRUSTEE'S CERTIFICATE
   OF AUTHENTICATION

This is one of the Notes referred
   to in the within-mentioned
   Senior Indenture.

JPMORGAN CHASE BANK,
   as Trustee


By:
   ---------------------------------
   Authorized Officer

                              REVERSE OF SECURITY

     This Note is one of a duly authorized issue of Senior Global Medium-Term Notes, Series C, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under an Amended and Restated Senior Indenture, dated as of May 1, 1999, between the Issuer and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (the "Trustee," which term includes any successor trustee under the Senior Indenture) (as may be amended or supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed JPMorgan Chase Bank at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Senior Indenture. To the extent not inconsistent herewith, the terms of the Senior Indenture are hereby incorporated by reference herein.

     Unless otherwise indicated on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or subject to repayment at the option of the holder prior to maturity.

     If so indicated on the face hereof, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption. If this Note is subject to "Annual Redemption Percentage Reduction," the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Note is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, subject to all the conditions and provisions of the Senior Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

     If so indicated on the face of this Note, this Note will be subject to repayment at the option of the holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 or, if this Note is denominated in a Specified Currency other than U.S. dollars, in increments of 1,000 units of such Specified Currency (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a price equal to 100% of the principal amount to be repaid, together with interest accrued and unpaid hereon to the date of repayment. For this Note to be repaid at the option of the holder hereof, the Paying Agent must receive at its corporate trust office in the Borough of

Manhattan, The City of New York, at least 15 but not more than 30 calendar days prior to the date of repayment, (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled "Option to Elect Repayment" duly completed, will be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of such repayment option by the holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

     Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be. Unless otherwise provided on the face hereof, interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

     In the case where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any redemption or repayment date) to such next succeeding Business Day.

     This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

     This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, unless otherwise stated above, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance.

     The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any
Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Senior Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

     In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Trustee and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

     The Senior Indenture provides that (a) if an Event of Default (as defined in the Senior Indenture) due to the default in payment of principal of, premium, if any, or interest on, any series of debt securities issued under the Senior Indenture, including the series of Senior Medium-Term Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Senior Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of the debt securities of each affected series (voting as a single class) may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy or insolvency of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of all debt securities issued under the Senior Indenture then outstanding (treated as one class) may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal (or premium, if any) or interest on such debt securities) by the holders of a majority in principal amount of the debt securities of all affected series then outstanding.

     If the face hereof indicates that this Note is subject to "Modified Payment upon Acceleration," then (i) if the principal hereof is declared to be due and payable as described in the preceding paragraph, the amount of principal due and payable with respect to this Note shall be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of declaration, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of declaration), (ii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture prior to the acceleration of payment of this Note, the principal amount hereof shall equal the amount that would be due and payable hereon, calculated as set forth in clause (i) above, if this Note were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture following the acceleration of payment of this Note, the principal amount hereof shall equal the amount of principal due and payable with respect to this Note, calculated as set forth in clause (i) above.

     If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," this Note may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption (except that if this Note is subject to "Modified Payment upon Acceleration or Redemption," such redemption price would be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of redemption, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of redemption) (the "Amortized Amount")), if the Issuer determines that, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Initial Offering Date hereof, the Issuer has or will become obligated to pay Additional Amounts (as defined below) with respect to this Note as described below. Prior to the giving of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred, and
(ii) an opinion of independent counsel satisfactory to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 calendar days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts if a payment in respect of this Note were then due.

     Notice of redemption will be given not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on face hereof, which date and the applicable redemption price will be specified in the notice.

     If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," the Issuer will, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the holder of this Note who is a United States Alien as may be necessary in order that every net payment of the principal of and interest on this Note and any other amounts payable on this Note, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided for in this Note to be then due and payable. The Issuer will not, however, be required to make any payment of Additional Amounts to any such holder for or on account of:

          (a) any such tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such holder (or between a fiduciary, settlor, beneficiary, member or shareholder of such holder, if such holder is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation by the holder of this Note for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

          (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

          (c) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization or a bank receiving interest under Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended;

          (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments on or in respect of this Note;

          (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of, or interest on, this Note, if such payment can be made without such withholding by any other Paying Agent in a city in Western Europe;

          (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of this Note, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

          (g) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Issuer or as a direct or indirect subsidiary of the Issuer; or

          (h) any combination of items (a), (b), (c), (d), (e), (f) or (g).

In addition, the Issuer shall not be required to make any payment of Additional Amounts (i) to any such holder where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any European Union Directive on the taxation of savings implementing the agreement reached in the ECOFIN Council meeting of 13 December 2001 or any law implementing or complying with, or introduced in order to conform to, such Directive; or (ii) by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting this Note or the relevant coupon to another Paying Agent in a member state of the European Union. Nor shall Additional Amounts be paid with respect to any payment on this Note to a United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Note.

     The Senior Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Senior Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby, (a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption or repayment thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any holder to institute suit for the payment thereof without the consent of the holder of each debt security so affected or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture.

     Except as set forth below, if the principal of, premium, if any, or interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Note effect the payment of principal of, premium, if any, or interest on, any Note denominated in such Specified Currency in euro in lieu of such Specified Currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty establishing the European Community, as amended. Any payment made under such circumstances in U.S. dollars or euro where the required payment is in an unavailable Specified Currency will not constitute an Event of Default. If such Market Exchange Rate is not then available to the Issuer or is not published for a particular Specified Currency, the Market Exchange Rate will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the date of such payment from three recognized foreign exchange dealers (the "Exchange Dealers") for the purchase by the quoting Exchange Dealer of the Specified Currency for U.S. dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those holders or beneficial owners of Notes and at which the applicable Exchange Dealer commits to execute a contract. One of the Exchange Dealers providing quotations may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Issuer. If those bid quotations are not available, the Exchange Rate Agent shall determine the market exchange rate at its sole discretion.

     The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.

     All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes and coupons.

     So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated. If any European Union Directive on the taxation of savings implementing the agreement reached in the ECOFIN Council meeting of 13 December 2001 or any law implementing or complying with, or introduced in order to conform to, such Directive is introduced and a Paying Agent has been designated within the European Union, the Issuer will maintain a Paying Agent in a member state of the European Union that will not be obligated to withhold or deduct tax pursuant to any such Directive or law.

     With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

     No provision of this Note or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

     Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Senior Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     As used herein, the term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

     All terms used in this Note which are defined in the Senior Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Indenture.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


          TEN COM  -   as tenants in common
          TEN ENT  -   as tenants by the entireties
          JT TEN   -   as joint tenants with right of survivorship and not as
                       tenants in common


     UNIF GIFT MIN ACT - ______________________ Custodian _____________________
                                (Minor)                          (Cust)

     Under Uniform Gifts to Minors Act ___________________________
                                                 (State)

     Additional abbreviations may also be used though not in the above list.

                                ----------------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


-------------------------------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE]


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[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.


Dated:
      -----------------------------


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                           OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Optional Repayment Date, to the undersigned at


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        (Please print or typewrite name and address of the undersigned)


     If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the holder elects to have repaid:
____________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): ____________.


Dated:
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                                         NOTICE: The signature on this Option
                                         to Elect Repayment must correspond with
                                         the name as written upon the face of
                                         the within instrument in every
                                         particular without alteration or
                                         enlargement.